EXHIBIT A

     Pursuant to Rule 13d-1(f)(l)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf and in the capacities set out herein below.

Dated: March 11, 1996              HANSEATIC CORPORATION


                                   By s/Paul A. Biddelman
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Dated: March 11, 1996              s/Wolfgang Traber
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                                   Wolfgang Traber